Financial assets at fair value through other comprehensive income - Debt securities FVOCI (Detail) - ARS ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Debt securities held fvoci [Abstract]
BCRA Liquidity Bills	$ 468,895,259	$ 209,779,172
Government securities	125,832,474	103,965,304
Financial assets pledged as collateral	16,699,438	8,988,656
Private securities - Corporate bonds	3,722,935	2,648,245
BCRA Internal Bills	2,125,540
TOTAL	$ 617,275,646	$ 325,381,377